As filed with the Securities and Exchange Commission on April 13, 1999
                             Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM F-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                ---------------
                                  MIH LIMITED
             (Exact name of Registrant as specified in its charter)
                                ---------------

      British Virgin Islands                   4841                    Inapplicable
 (State or other jurisdiction of   (Primary Standard Industrial      (I.R.S. Employer
  incorporation or organization)    Classification Code Number)   Identification Number)

                                ---------------
                                Abbot Building
                                 Mount Street
                                    Tortola
                                   Road Town
                            British Virgin Islands
                                (284) 494-5471
         (Address, including zip code, and telephone number, including area code, of registrant's registered offices)
                                ---------------
                             CT Corporation System
                                 1633 Broadway
                               New York, NY 10019
                                 (212) 479-8200
      (Name, address, including zip code, and telephone number, including area code, of agent for service of process)
                                ---------------
                                  Copies to:

 Kris F. Heinzelman, Esq.              Allan Rosenzweig
 Cravath, Swaine & Moore     Myriad International Holdings B.V.      Michael E. Michetti, Esq.
       Worldwide Plaza               Jupiterstraat 13-15              Cahill Gordon & Reindel
     825 Eighth Avenue                2132 HC Hoofddorp             80 Pine Street, 17th Floor
 New York, New York 10019              The Netherlands               New York, New York 10005
       (212) 474-1000                 (31) 23 515 62870                   (212) 701-3000

     Approximate date of commencement of proposed sale to the public. April 13, 1999.
     If any of the securities being registered on this Form are being offered in connection on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]
File No. 333-74227
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] __________
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] __________
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                         CALCULATION OF REGISTRATION FEE

===============================================================================
              Title of Each Class          Proposed Maximum
              of Securities to be              Aggregate          Amount of
                   Registered               Offering Price     Registration Fee
-------------------------------------------------------------------------------
Class A Ordinary Shares, no par value ..    $25,565,000(1)       $7,107.07(2)
===============================================================================

(1) Calculated pursuant to Rule 457 under the Securities Act of 1933.
(2) The Registrant, through its agent, has instructed a bank to wire a filing fee in this amount to the Securities and Exchange Commission's account, the Registrant will not revoke such instructions, and there are sufficient funds in such account to cover the amount of such filing fee.
                                ---------------
                       STATEMENT PURSUANT TO RULE 462(b)
     The contents contained in Registration No. 333-74227 originally filed with the Commission on March 11, 1999 and as subsequently amended are incorporated by reference into, and shall be deemed part of, this registration statement.
================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits

     All the exhibits filed with or incorporated by reference in Registration Statement No. 333-74227 are incorporated by reference into, and shall be deemed part of, this registration statement,

including:


24.1        Power of Attorney (included on the signature page of Registration No. 333-74227)

but not including:


 5.1        Opinion of Harney Westwood & Riegels (filed herewith)
15.1        Letter re: unaudited interim financial information (filed herewith)
23.1        Consent of Harney Westwood & Riegels (included in opinion filed as 5.1)
23.2        Consent of Coopers & Lybrand (filed herewith)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, MIH Limited, a corporation organized and existing under the laws of the British Virgin Islands, certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hoofddorp, The Netherlands, on this 13th day of April, 1999.


                                        MIH LIMITED



                                        By: /s/ ALLAN M. ROSENZWEIG
                                          -------------------------------------

                                          Allan M. Rosenzweig

                                          Group Director--Corporate Finance and
                                          Director


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 13th day of April, 1999:



                Signature                   Title
-----------------------------------------   -------------------------------------
                *                           Chairman of the Board
--------------------------------
        Theunissen Vosloo

                *                           Chief Executive Officer and Director
--------------------------------
     Jacobus D. T. Stofberg

                *                           Director
--------------------------------
       Jacobus P. Bekker

                *                           Director
--------------------------------
        Vaughan G. Bray

                *                           Chief Executive Officer--
--------------------------------            MIH Asia and Director
    Johannes H. W. Hawinkels

                *                           Chief Executive Officer--
--------------------------------            Mindport and Director
       Stephen Oldfield

                *                           Director
--------------------------------
       Stephan J. Z. Pacak

                *                           Chief Financial Officer
--------------------------------            and Director
        Lesley R. Penfold

    /s/ ALLAN M. ROSENZWEIG                 Group Director--
--------------------------------            Corporate Finance and Director
      Allan M. Rosenzweig

*By: /s/ ALLAN M. ROSENZWEIG
    ----------------------------
         Allan M. Rosenzweig
          Attorney-in-Fact


                                 EXHIBIT INDEX

   5.1        Opinion of Harney Westwood & Riegels
  15.1        Letter re: unaudited interim financial information
  23.1        Consent of Harney Westwood & Riegels (included in opinion filed as 5.1)
  23.2        Consent of Coopers & Lybrand
  24.1*       Power of Attorney


---------------
* Included on the signature page of Registration No. 333-74227.